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                                                         SEC FILE NOS. 002-86082
                                                                    811-03833-01

                         MAINSTAY VP SERIES FUND, INC.
                      MainStay VP Mid Cap Value Portfolio

                       Supplement Dated November 8, 2005
                      to the Prospectus Dated May 1, 2005

      This Supplement updates certain information contained in the above-dated Prospectus ("Prospectus") of MainStay VP Series Fund, Inc. (the "Fund"). You may obtain a copy of the Prospectus or the Fund's Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, New York 10010.

      Mark T. Spellman has replaced Michael C. Sheridan as a portfolio manager for the Mid Cap Value Portfolio. References to Mr. Sheridan as listed on page A-53 and A-56 of the Prospectus are hereby deleted and, as appropriate, replaced with reference to Mr. Spellman. The following biographical information regarding Mr. Spellman is added at page A-56 of the Prospectus:

      Mark T. Spellman Mr. Spellman is a portfolio manager of the Mid Cap Value Portfolio. Mr. Spellman joined MacKay Shields in 1996; he is a Director and a senior member of the Value Equity Division. Prior to joining MacKay Shields, he was responsible for investment research and portfolio strategy with Deutsche Morgan Grunfell/C.J. Lawrence. Prior to that, he was involved in securities research, risk analysis, and portfolio management with Prudential Equity Management Associates. Mr. Spellman is a graduate of Boston College. He has been in the investment management industry since 1987.


            Please Retain This Supplement For Your Future Reference.